Exhibit 99.1

AmeriCredit Automobile Receivables Trust 2011-5

Final Pool as of the Cutoff Date

10/26/2011

Composition of the Auto Loan Contracts

as of the Cutoff Date

	New	Used	Total
Aggregate Principal Balance (1)	$426,713,102.43	$528,203,742.43	$954,916,844.86
Number of Automobile Loan Contracts	17,706	31,242	48,948
Percent of Aggregate Principal Balance	44.69%	55.31%	100.00%
Average Principal Balance	$24,099.92	$16,906.85	$19,508.80
Range of Principal Balances	($339.00 to $69,563.23)	($250.56 to $68,269.74)	($250.56 to $69,563.23)
Weighted Average APR (1)	11.90%	16.28%	14.32%
Range of APRs	(1.70% to 26.50%)	(1.90% to 29.99%)	(1.70% to 29.99%)
Weighted Average Remaining Term	69	65	67
Range of Remaining Terms	(3 to 72 months)	(3 to 72 months)	(3 to 72 months)
Weighted Average Original Term	72	69	70
Range of Original Terms	(36 to 72 months)	(24 to 72 months)	(24 to 72 months)

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the automobile loan contracts may not be equivalent to the automobile loan contracts’ aggregate yield on the Aggregate Principal Balance.

Score Distribution of the Automobile Loan Contracts

as of the Cutoff Date

	AmeriCredit Score (1)	% of Aggregate Principal Balance (2)	Credit Bureau Score (3)	% of Aggregate Principal Balance (2)
	Less than 215	10.59%
	215-224	13.94%	Less than 540	27.57%
	225-244	34.51%	540-599	43.85%
	245-259	22.85%	600-659	24.15%
	260 and greater	18.11%	660 and greater	4.43%

Weighted Average Score	240		572

(1)	Proprietary credit score developed and utilized by AmeriCredit to support the credit approval and pricing process. The scale of the proprietary score is not comparable to a credit bureau score. An AmeriCredit score may not be available for a small portion of originated under discontinued origination platforms and those accounts will not be included in the AmeriCredit score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on the AmeriCredit score may be less than the total statistical pool.
(2)	Percentages may not add to 100% because of rounding.
(3)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experian credit reports depending on the location of the obligor. Credit Bureau Scores are unavailable for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total statistical pool.

AmeriCredit Automobile Receivables Trust 2011-5

Final Pool as of the Cutoff Date

10/26/2011

Distribution of the Automobile Loan Contracts by APR

as of the Cutoff Date

Distribution by APR	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
1.000% to 1.999%	$2,781,284.12	0.29%	85	0.17%
2.000% to 2.999%	3,013,466.53	0.32%	97	0.20%
3.000% to 3.999%	15,778,831.78	1.65%	453	0.93%
4.000% to 4.999%	3,521,001.88	0.37%	158	0.32%
5.000% to 5.999%	9,401,235.07	0.98%	316	0.65%
6.000% to 6.999%	31,740,103.88	3.32%	1,469	3.00%
7.000% to 7.999%	30,940,291.45	3.24%	1,238	2.53%
8.000% to 8.999%	28,355,564.92	2.97%	1,559	3.19%
9.000% to 9.999%	46,767,375.86	4.90%	2,355	4.81%
10.000% to 10.999%	51,124,065.67	5.35%	2,647	5.41%
11.000% to 11.999%	83,996,422.09	8.80%	3,798	7.76%
12.000% to 12.999%	70,906,188.04	7.43%	3,644	7.44%
13.000% to 13.999%	69,634,869.63	7.29%	3,618	7.39%
14.000% to 14.999%	87,491,045.11	9.16%	4,469	9.13%
15.000% to 15.999%	68,552,461.54	7.18%	3,644	7.44%
16.000% to 16.999%	76,770,396.58	8.04%	3,939	8.05%
17.000% to 17.999%	64,458,838.09	6.75%	3,407	6.96%
18.000% to 18.999%	76,733,796.13	8.04%	4,126	8.43%
19.000% to 19.999%	35,986,167.41	3.77%	2,046	4.18%
20.000% to 20.999%	35,924,996.99	3.76%	2,055	4.20%
21.000% to 21.999%	24,974,901.25	2.62%	1,532	3.13%
22.000% to 22.999%	15,227,260.35	1.59%	927	1.89%
23.000% to 23.999%	11,041,031.76	1.16%	712	1.45%
24.000% to 24.999%	6,846,076.65	0.72%	446	0.91%
25.000% to 25.999%	1,747,590.42	0.18%	123	0.25%
26.000% to 26.999%	1,012,212.59	0.11%	71	0.15%
27.000% to 27.999%	181,151.11	0.02%	13	0.03%
28.000% to 28.999%	—	0.00%	0	0.00%
29.000% to 29.999%	8,217.96	0.00%	1	0.00%

TOTAL	$954,916,844.86	100.00%	48,948	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APRs represent APRs on principal balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2011-5

Final Pool as of the Cutoff Date

10/26/2011

Distribution of the Automobile Loan Contracts by APR

as of the Cutoff Date

Geographic Location	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
Alabama	$12,719,563.07	1.33%	610	1.25%
Alaska	1,836,880.68	0.19%	78	0.16%
Arizona	26,998,797.61	2.83%	1,542	3.15%
Arkansas	10,685,975.96	1.12%	503	1.03%
California	89,416,875.58	9.36%	5,646	11.53%
Colorado	17,167,488.05	1.80%	919	1.88%
Connecticut	7,469,739.22	0.78%	367	0.75%
Delaware	3,242,392.10	0.34%	165	0.34%
District of Columbia	1,140,297.27	0.12%	62	0.13%
Florida	92,167,531.05	9.65%	4,972	10.16%
Georgia	31,394,125.96	3.29%	1,547	3.16%
Hawaii	2,989,026.13	0.31%	138	0.28%
Idaho	1,798,518.11	0.19%	89	0.18%
Illinois	38,525,707.46	4.03%	1,880	3.84%
Indiana	24,009,562.00	2.51%	1,197	2.45%
Iowa	6,183,095.79	0.65%	310	0.63%
Kansas	5,504,234.16	0.58%	278	0.57%
Kentucky	12,107,318.42	1.27%	592	1.21%
Louisiana	17,999,358.81	1.88%	774	1.58%
Maine	2,917,603.15	0.31%	155	0.32%
Maryland	23,722,220.56	2.48%	1,151	2.35%
Massachusetts	14,011,498.59	1.47%	723	1.48%
Michigan	30,515,207.09	3.20%	1,522	3.11%
Minnesota	8,925,506.88	0.93%	467	0.95%
Mississippi	9,109,397.75	0.95%	428	0.87%
Missouri	16,783,110.78	1.76%	881	1.80%
Montana	2,631,515.92	0.28%	120	0.25%
Nebraska	2,826,737.92	0.30%	150	0.31%
Nevada	7,710,895.11	0.81%	504	1.03%
New Hampshire	3,672,782.33	0.38%	191	0.39%
New Jersey	19,157,402.83	2.01%	1,021	2.09%
New Mexico	13,276,557.77	1.39%	546	1.12%
New York	34,576,986.62	3.62%	1,772	3.62%
North Carolina	28,433,533.42	2.98%	1,496	3.06%
North Dakota	1,158,223.44	0.12%	51	0.10%
Ohio	35,862,463.82	3.76%	1,857	3.79%
Oklahoma	11,880,582.33	1.24%	537	1.10%
Oregon	4,456,562.70	0.47%	237	0.48%
Pennsylvania	41,803,830.13	4.38%	2,195	4.48%
Rhode Island	1,601,912.52	0.17%	86	0.18%
South Carolina	12,846,960.58	1.35%	681	1.39%
South Dakota	1,817,397.17	0.19%	91	0.19%
Tennessee	17,069,128.42	1.79%	841	1.72%
Texas	142,257,740.37	14.90%	6,528	13.34%
Utah	3,787,175.71	0.40%	177	0.36%
Vermont	1,496,523.16	0.16%	72	0.15%
Virginia	19,824,697.34	2.08%	946	1.93%
Washington	13,361,349.32	1.40%	714	1.46%
West Virginia	10,351,965.09	1.08%	460	0.94%
Wisconsin	10,625,545.98	1.11%	556	1.14%
Wyoming	2,998,914.57	0.31%	117	0.24%
Other (3)	88,428.06	0.01%	6	0.01%

TOTAL	$954,916,844.86	100.00%	48,948	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States and Territories with Aggregate Principal Balances less than $1,000,000 each.

AmeriCredit Automobile Receivables Trust 2011-5

Final Pool as of the Cutoff Date

10/26/2011

Distribution of the Automobile Loan Contracts by Wholesale LTV

as of the Cutoff Date

	Wholesale LTV (1) Range	% of Aggregate Principal Balance (2) (3)
	Less than 100%	24.55%
	100-109	24.30%
	110-119	25.47%
	120-129	17.64%
	130-139	6.94%
	140-149	0.99%
	150 and greater	0.13%

Weighted Average Wholesale LTV	110%

(1)	Wholesale LTV is calculated using the total amount financed, which may include taxes, title fees and ancillary products over the wholesale auction value of the financed vehicle at the time the vehicle is financed. The vehicle value at origination is determined by using NADA or “Kelly Blue Book Trade-in” prices for used vehicles or dealer invoice/dealer wholesale price for new vehicles.
(2)	Wholesale LTV was not available or could not be calculated on certain loans and these loans are not included in the table above. Since these loans are not included in the Wholesale LTV table, the Aggregate Principal Balance may be less than the total statistical pool.
(3)	Percentages may not add up to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2011-5

Final Pool as of the Cutoff Date

10/26/2011

Distribution of the Automobile Loan Contracts by Vehicle Make

as of the Cutoff Date

Vehicle Make	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
Buick (4)	$12,976,313.86	1.36%	534	1.09%
Cadillac (4)	17,830,940.54	1.87%	746	1.52%
Chevrolet (4)	339,946,108.79	35.60%	15,267	31.19%
Chrysler	28,546,558.81	2.99%	1,764	3.60%
Dodge	75,050,329.65	7.86%	4,148	8.47%
Ford	73,364,792.64	7.68%	4,294	8.77%
GMC (4)	51,512,543.40	5.39%	1,925	3.93%
Honda	20,079,615.52	2.10%	1,224	2.50%
Hyundai	24,686,894.41	2.59%	1,491	3.05%
Jeep	30,301,277.34	3.17%	1,711	3.50%
Kia	47,885,838.35	5.01%	2,658	5.43%
Mazda	10,677,129.44	1.12%	661	1.35%
Mercedes	11,368,163.48	1.19%	474	0.97%
Mitsubishi	12,841,112.13	1.34%	711	1.45%
Nissan	61,972,379.06	6.49%	3,545	7.24%
Pontiac	12,621,398.54	1.32%	947	1.93%
Toyota	46,303,948.80	4.85%	2,692	5.50%
Volkswagen	10,668,888.53	1.12%	616	1.26%
Other (3)	66,282,611.57	6.94%	3,540	7.23%

Total	$954,916,844.86	100.00%	48,948	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	Aggregate Principal Balance of less than 1% per vehicle make.
(4)	The total Aggregate Principal Balance of all new GM vehicles is $262,599,160.14, or approximately 27% of the statistical pool.

Distribution of the Automobile Loan Contracts by Vehicle Segment

as of the Cutoff Date

Vehicle Segment (1)	Aggregate Principal Balance (2)	% of Aggregate Principal Balance (3)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (3)
Full-Size Car	$4,077,205.29	0.43%	217	0.44%
Full-Size Van/Truck	173,115,718.65	18.13%	6,961	14.22%
Full-Size SUV	63,753,960.27	6.68%	2,709	5.53%
Mid-Size Car	248,949,239.56	26.07%	13,280	27.13%
Mid-Size SUV	205,172,393.02	21.49%	10,638	21.73%
Economy/Compact Car	148,947,983.27	15.60%	9,141	18.67%
Compact Van/Truck	44,550,760.52	4.67%	2,761	5.64%
Sports Car	66,200,437.56	6.93%	3,221	6.58%
Segment Unavailable (4)	149,146.72	0.02%	20	0.04%

Total	$954,916,844.86	100.00%	48,948	100.00%

(1)	Categories reflect consolidated categories based on J.D. Power defined segments.
(2)	Aggregate Principal Balances include some portion of accrued interest.
(3)	Percentages may not add up to 100% because of rounding.
(4)	Vehicle segmentation was not available for certain accounts at the time the pool was selected.

AmeriCredit Automobile Receivables Trust 2011-5

Final Pool as of the Cutoff Date

10/26/2011

Historical Delinquency Experience of the Automobile Loan Contracts

as of the Cutoff Date

Number of Times Ever 31 to 60 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$913,913,227.01	95.71%	44,764	91.45%
1	14,328,045.40	1.50%	971	1.98%
2+	26,675,572.45	2.79%	3,213	6.56%

Total	$954,916,844.86	100.00%	48,948	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever 61 to 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$940,074,830.44	98.45%	47,173	96.37%
1	5,024,543.10	0.53%	526	1.07%
2+	9,817,471.32	1.03%	1,249	2.55%

Total	$954,916,844.86	100.00%	48,948	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever Greater Than 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$951,132,772.90	99.60%	48,458	99.00%
1	2,348,189.28	0.25%	311	0.64%
2+	1,435,882.68	0.15%	179	0.37%

Total	$954,916,844.86	100.00%	48,948	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.